Respect  Innovation  Honesty Reliability  Investor PresentationSecond Quarter 2015 Earnings Presentation

LANDAUER®

Safe Harbor Statement

Some of the information shared here (including, in particular, the section titled "Fiscal 2014 Outlook") constitutes forward-looking statements that are based on assumptions and involve certain risks and uncertainties. These include the following, without limitation: assumptions, risks and uncertainties associated with the Company's future performance, the Company's development and introduction of new technologies in general; the ability to protect and utilize the Company's intellectual property; continued customer acceptance of the InLight technology; the adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats; military and other government funding for the purchase of certain of the Company's equipment and services; the impact on sales and pricing of certain customer group purchasing arrangements; changes in spending or reimbursement for medical products or services; the costs associated with the Company's research and business development efforts; the usefulness of older technologies and related licenses and intellectual property; the effectiveness of and costs associated with the Company's IT platform enhancements; the anticipated results of operations of the Company and its subsidiaries or ventures; valuation of the Company's long-lived assets or business units relative to future cash flows; changes in pricing of services and products; changes in postal and delivery practices; the Company's business plans; anticipated revenue and cost growth; the ability to integrate the operations of acquired businesses and to realize the expected benefits of acquisitions; the risks associated with conducting business internationally; costs incurred for potential acquisitions or similar transactions; other anticipated financial events; the effects of changing economic and competitive conditions, including instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; foreign exchange rates; government regulations; accreditation requirements; changes in the trading market that affect the costs of obligations under the Company's benefit plans; and pending accounting pronouncements. These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from what is anticipated today. These risks and uncertainties also may result in changes to the Company's business plans and prospects, and could create the need from time to time to write down the value of assets or otherwise cause the Company to incur unanticipated expenses. Additional information may be obtained by reviewing the information set forth in Item 1A "Risk Factors" and Item 7A "Quantitative and Qualitative Disclosures about Market Risk" and information contained in the Company's Annual Report on Form 10-K for the year ended September 30, 2014 and other reports filed by the Company, from time to time, with the Securities and Exchange Commission. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in the Company's expectations, except as required by law.

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Business Facts  Financial Highlights  The Global Leader in Radiation Science and Services  Landauer Today  .$155 Million in Annual Revenue (Fiscal 2014) .$37 Million in International Sales (Fiscal 2014) .~ 90% Recurring Revenues .$44.4 Million in Adjusted EBITDA (Fiscal 2014) .$189 Million in Cumulative Dividends paid over last 10 years    .Based in Glenwood, IL .Founded in 1954  .Approximately 650 employees .Global Platform and Infrastructure .73,000 annual customers served; 1.8M annual individuals  served .94%+ Customer retention rates   Three Operating Segments  Diverse Markets Served  W:\Logos\Company Logos\IJKL\izi med.jpg Luxel_Waist.png inlight_clip_holder_front_L.png Untitled-1.png .Healthcare & Education .National Security .Energy .Industry  .Military/Emergency Response   .Radiation Measurement -85% of FY 2014 Op Income     .Medical Physics -12% of FY 2014 Op Income     .Medical Products -3% of FY 2014 Op Income       * Normalized to adjust for charges.

OUR MODEL  HIGHLIGHTS  •Annuity focused  revenues streams  •Best-in-class technology •Large, diverse client  base across multiple  industries and  geographies •Significant free cash  flow generation •Strong shareholder  returns via meaningful  dividend yield      .Stable Core Business      .Strong Financial Profile      .Strategic Expansion Opportunities

Financial Leadership Transition •Dan Fujii named Chief Financial Officer •Kara Venegas named Corporate Controller and Chief Accounting Officer       Bolstered Leadership Team   •Strengthened internal controls •Returned to normal reporting cycle •Actively working to remediate control issues identified in latest Form 10-K filing       Financial Controls Stabilization  •Unfavorable foreign currency rates impacted both revenues and  operating expenses for the second quarter of 2015 •Adverse impact of foreign currency exchange rates expected to result in financial  performance near the lower end of FY’15 revenue guidance       Forex Impact  Recent Developments

LANDAUER

What is the Opportunity

Radiation Risk: Not Managed Consistently/More Complex

ENTERPRISE WIDE RADIATION SAFETY & SECURITY SOLUTIONS


VALUE PROPOSITION
COMPETITIVE ADVANTAGES
First Mover Advantage
Market Leading Positions
Best in Class Technology
Integrated Platform and Infrastructure
Large, Diverse Client Base
The Only Enterprise Wide Radiation Safety Solution Provider
ENTERPRISE WIDE RADIATION SAFETY SOLUTION
Radiation Measurement
Imaging Physics
Informatics
LANDAUER
INDUSTRY TRENDS
Healthcare Consolidation
The Joint Commission - New Accreditation Standards
Radiation Treatment Complexity
Tougher State and Federal Regulations
Cost Reduction Pressures
No Single Individual Managing Radiation Risk Consistently Across A Healthcare System
MARKET DEMAND
Significant Expansion of Addressable Market Creating Growth Opportunity

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to   Driving Strong Cash Flows…  .Fund competitive dividend .Invest in the business .Pay down debt   2011  2012  2013  2014  $18,314 $18,314  $10  $20  $21,886 $21,886  $16,204 $16,204  Q2 YTD  2015  $11,794 $11,794  $25  $30  $35  $15  Free Cash Flow  •Cumulative FCF Generation of +$100M since 2011   Cash Flow Priorities & Strategy  Strong FCF Generation  Strong FCF Generation  is an important component  is an important component  of the Landauer value  of the Landauer value  proposition proposition  $ (Millions)  $32,524 $32,524

Balanced Approach to Capital   Investing in the business and returning cash to shareholders Investing in the business and returning cash to shareholders  .A track record of returning  cash to shareholders through  a competitive dividend .Currently over 3% dividend  yield .Long history of uninterrupted  dividend payments   Committed to Strong  Shareholder Returns  0.00%  1.00%  2.00%  3.00%  4.00%  5.00%  6.00%  2011  2012  2013  2014  2015*  Dividend Yield  LDR  Russell 2000  *Dividend Yield as of 5/7/2015

.Capitalize on the continued convergence of radiation dosimetry and  imaging physics services     .Support our clients’ compliance with new regulatory requirements pursuant  to The Joint Commission -July 2015     .Significant progress on development of software for our digital  dosimetry service .On track for 2016 commercial launch     .Added the required resources during the quarter to pursue this market  niche more aggressively given the opportunity to claim market share. .Expect to see benefits from this investment as soon as 2Q 2016      Strategic Initiatives  Alignment of Sales  and Marketing  Functions  Target Professional  Office and Medical  Clinic Market   Commercialization  of Verifii  Advancement of  Informatics Solutions   Core Business Investments Focused on Top and Bottom Line Benefits

Financial Overview  Respect

Innovation  Honesty  Reliability Landauer Financial Overview  ($ in millions, FYE 9/30)  Revenue Revenue  $120.5  $152.1  $149.7  $155.1  $153 -$163  2011  2012  2013  2014  2015Guidance  ($ in millions, FYE 9/30)  Adjusted EBITDA Adjusted EBITDA  $48.2  $54.0  $47.9  $44.4  $41 -$46  2011  2012  2013  2014  2015Guidance  .Approximately 90% of revenue derived from  subscription and is recurring in nature .Increase operating income at a higher growth  rate than revenue .Contract with U.S. military to replace its  antiquated radiation monitoring system  provides opportunities to expand to other  global military and first responder markets .Strategic expansion contributing to long term  growth prospects .Strong history of EBITDA to support dividend  return to shareholders, reinvestment in the  core business and capital required to support  strategic expansion .Diversified business platform

Q2 FY15 Financial Highlights  Adjusted EBITDA Adjusted EBITDA  .Revenue of $38.1M in the second quarter of fiscal 2015  down $1.0 million y/y due to unfavorable FX. On a  constant currency basis, revenues increased y/y. .Increase in military sales by $1.1 million over the prior  year period; materially in-line with plan year to date .Operating income of $5.6 million versus income of $6.9  million in prior year period.  .Net income of $3.5 million, or $0.37 per diluted share. .Adjusted EBITDA of $9.0 million, down $2.3 million y/y  due to lower revenue and margin, unfavorable FX and  higher SG&A   $9.0 $9.0  $ $11.4 11.4  $0  $5  $10  $15  Q2 2015  Q2 2014  Millions  Revenue Revenue  Free Cash Flow Free Cash Flow  $11.8 $11.8  $17.7 $17.7  $0  $5  $10  $15  $20  Q2 2015  Q2 2014  Millions  $27.2  $28.7  $8.6  $8.0  $2.3  $2.3  $0  $10  $20  $30  $40  $50  Q2 2015  Q2 2014  Millions  Rad Measurement  Med Physics  Med Products  Key Q2 FY 2015 Financial Drivers Key Q2 FY 2015 Financial Drivers

Attractive Total Return to Shareholders  Driving Long-Term Sustainable Growth  .Approx. 3% base annual dividend yield .Reduced dividend in Q2 to enhance operational and financial  flexibility of the Company in the current market   Capital to support  strategic  expansion  Reinvestment in core  business  Commitment to  Dividend  .Core business investments focused on top and bottom line  benefits; .Driving increase in annuity based revenues, as well as  growing operating income at a higher rate than revenues .Next generation dosimetry platform investments .Improvements focused in both core business growth  segments

Underlying Assumptions for 2015 Underlying Assumptions for 2015  Fiscal Year  Fiscal Year 2015 Outlook 2015 Outlook  Outlook  .Outlook reflects uncertainty of FX and to a lesser  extent government funding for FY’2015 .Effective tax rate within range of 21% -25% .Higher professional fees associated with stabilizing  financial controls .Adjusted Net Income and EBITDA FY’2015 results  likely to be near the lower end of guidance range  due to unfavorable impact of FX     Q2 YTD  Full Year  Adjusted  Guidance  Revenue  $75.7  $153 -$163M   Adjusted   Net Income  $8.6  $16 -$19M   Adjusted EBITDA  $ 19.4  $41 -$46M

Appendix  Respect  Innovation

Honesty  ReliabilityQ2 2015 YTD Adjusted Results  $ Millions  Q2 YTD Adjustment  Non-cash  Q2 YTD  Stock Based  Q2YTD  As Reported  Compensation  Adjusted  Revenue  $75.7  $75.7  Net Income  $7.9  $0.7   $8.6   Adjusted EBITDA  $18.5  $0.9  $19.4     Q2 YTD Adjusted Results Q2 YTD Adjusted Results